Exhibit 99.2
Recent Developments Related to COVID-19

In January 2020, an outbreak of a new strain of coronavirus (“COVID-19”) was identified and has since spread throughout much of the world, including the United States. The COVID-19 pandemic has had an adverse effect on our first quarter 2020 results of operations and financial condition. Based on preliminary first quarter financial information through March 31, 2020, the following describes the impact that COVID-19 had on the results of our operations for the three months ended March 31, 2020 and our current liquidity and capital resources. These trends are not the only items that could have an impact on our performance, and our management’s views are preliminary based on currently available information for the period. In addition, the preliminary results described below include provisional amounts recorded based on current information available to us.

•Macau Operations: Our casino operations in Macau were closed for a 15-day period in February 2020 and resumed operations on a reduced basis on February 20, 2020. On March 20, 2020 our casinos’ operations were fully restored; however, certain health safeguards, such as limiting the number of seats per table game, slot machine spacing, temperature checks, mask protection, and health declarations remain in effect at the present time. We are currently unable to determine when these measures will be lifted. During the closure period, we incurred approximately $2.5 million per day of cash operating expenses, excluding cash interest expense of approximately $0.5 million per day. Until such measures are lifted, we expect to continue to incur such cash costs in excess of the amounts we are earning at our properties.

Visitation to Macau has meaningfully decreased since the outbreak of COVID-19, driven by the outbreak’s strong deterrent effect on travel and social activities, the Chinese government’s suspension of its visa and group tour schemes that allow mainland Chinese residents to travel to Macau, quarantine measures, travel and entry restrictions and conditions in Macau, Hong Kong and certain cities and regions in mainland China, the suspension of ferry services and other modes of transportation within Macau and regionally, and, most recently, the ban on entry or enhanced quarantine requirements, depending on the person’s residency and their recent travel history, for any Macau residents, PRC citizens, Hong Kong residents and Taiwan residents attempting to enter Macau. Persons who are not residents of Greater China are barred from entry to Macau at this time.

At March 31, 2020, the operating properties had approximately $0.8 billion of cash and cash equivalents and $74 million of available borrowing capacity under their revolving credit facility. In April 2020, an additional $50 million was drawn under the revolving credit facility and, as a result, $24 million remains available for additional liquidity. In addition, Wynn Macau, Limited had an additional approximately $1.0 billion of cash and cash equivalents at March 31, 2020.

•U.S. Operations: Encore Boston Harbor ceased all operations and closed to the public on March 15, 2020 and Wynn Las Vegas ceased all operations and closed to the public on March 17, 2020. Wynn Las Vegas will remain closed through at least April 30, 2020, and Encore Boston Harbor will remain closed through at least May 4, 2020, both pursuant to U.S. and state government directives. During the closure, we have committed to pay salary, tips and benefits continuation for all of our domestic employees, inclusive of part-time employees, through May 15, 2020. We estimate that the cost for such full salary and benefits continuation along with other cash operating expenses of these properties is approximately $3.5 million per day, excluding approximately $0.8 million per day of cash interest expense.

At March 31, 2020, the Company, excluding its Macau Operations, had approximately $70 million of cash and cash equivalents and $41 million of available borrowing capacity under its revolving credit facility. In April 2020, we drew an additional $25 million on the revolving credit facility and, as a result, $16 million remains available for additional liquidity.

In addition, at March 31, 2020, Wynn Resorts, Limited, our non-guarantor, ultimate parent company, had approximately $1.0 billion of cash and cash equivalents, which may be used to fund working capital requirements of Wynn Resorts Finance.

Exhibit 99.2
Based on the trends described above, our combined total operating revenues are currently expected to be in the range of approximately $912 million to $969 million for the three months ended March 31, 2020, compared to $1.64 billion for the three months ended March 31, 2019. We currently expect Adjusted Property EBITDA, excluding certain leased retail space directly owned by Wynn Resorts, to be in the range of approximately $58 million to $65 million for three months ended March 31, 2020, compared to $484.0 million for the three months ended March 31, 2019. Adjusted Property EBITDA has been adjusted to add back provisional expenses totaling between $70 million and $80 million recorded in connection with our commitment to our employees to provide wage and benefits continuation from April 1, 2020 through May 15, 2020.

Our financial statements for the three months ended March 31, 2020 are not yet complete. Accordingly, we are presenting preliminary estimates of certain financial information that we expect to report for the three months ended March 31, 2020. We have prepared the preliminary estimates on a materially consistent basis with the financial data presented in “Summary Condensed Financial Data” in good faith based upon our internal reporting as of and for the three months ended March 31, 2020. These estimated ranges are preliminary and unaudited and are inherently uncertain and subject to change as we complete our financial statements for the three months ended March 31, 2020. Given the timing of these estimates, we have not completed our customary financial closing and review procedures, including, but not limited to, the completion of impairment tests for property, plant and equipment and inventory as well as full income tax calculations. These estimates should not be viewed as a substitute for full interim financial statements prepared in accordance with GAAP.

The trends and anticipated results discussed above are based on preliminary financial information for the three months ended March 31, 2020. Final results for the first quarter of 2020 could differ materially from the above expectations. Investors should exercise caution in relying on this information and should not draw any inferences from this information regarding financial or operating data not yet provided or available. These preliminary results are subject to the review by Wynn Resorts’ audit committee and the Company's independent auditors.

We define Adjusted Property EBITDA as net income before interest, income taxes, depreciation and amortization, pre-opening expenses, property charges and other, management and license fees, corporate expenses and other (including intercompany golf course and water rights leases), stock-based compensation, (loss) gain on extinguishment of debt, provisional wage and benefits continuation expenses, and other non-operating income and expenses. Adjusted Property EBITDA is presented exclusively as a supplemental disclosure because management believes that it is widely used to measure the performance, and as a basis for valuation, of gaming companies. Management uses Adjusted Property EBITDA as a measure of the operating performance of its segments and to compare the operating performance of its properties with those of its competitors, as well as a basis for determining certain incentive compensation. We also present Adjusted Property EBITDA because it is used by some investors to measure a company's ability to incur and service debt, make capital expenditures and meet working capital requirements. Gaming companies have historically reported EBITDA as a supplement to GAAP. In order to view the operations of their casinos on a more stand-alone basis, gaming companies, including us, have historically excluded from their EBITDA calculations preopening expenses, property charges, corporate expenses and stock-based compensation, that do not relate to the management of specific casino properties. However, Adjusted Property EBITDA should not be considered as an alternative to operating income as an indicator of our performance, as an alternative to cash flows from operating activities as a measure of liquidity, or as an alternative to any other measure determined in accordance with GAAP. Unlike net income, Adjusted Property EBITDA does not include depreciation or interest expense and therefore does not reflect current or future capital expenditures or the cost of capital. We have significant uses of cash flows, including capital expenditures, interest payments, debt principal repayments, income taxes and other non-recurring charges, which are not reflected in Adjusted Property EBITDA. Also, our calculation of Adjusted Property EBITDA may be different from the calculation methods used by other companies and, therefore, comparability may be limited.

Risks Related to Our Business

The outbreak of the novel coronavirus COVID-19 ("COVID 19") has had and will likely continue to have an adverse effect on our business, operations, financial condition and operating results, and the ability of our subsidiaries to pay dividends and distributions.

Exhibit 99.2
In January 2020, an outbreak of a new strain of coronavirus, COVID-19, was identified and has spread around the world including the United States. Currently, there are no fully effective vaccines and there can be no assurance that an effective vaccine will be developed. The United States has not approved any specific treatments for COVID-19. The spread of COVID-19 and the recent developments surrounding the global pandemic are currently having negative impacts on all aspects of our business.

The current, and uncertain future, impact of the COVID-19 outbreak, including its effect on the ability or desire of people to travel (including to and from our properties), is expected to continue to impact our results, operations, outlooks, plans, goals, growth, reputation, cash flows and liquidity.

The U.S. government has put in place restrictions on travel to the United States from Europe and Asia, and could expand the restrictions. A significant portion of our business in the United States relies on the willingness and ability of premium international customers to travel to the United States. As such, our Las Vegas Operations and operations at Encore Boston Harbor have been and may continue to be adversely impacted.

Furthermore, in response to and as part of a continuing effort to reduce the spread of COVID-19, we have temporarily closed all operations at Wynn Las Vegas and at Encore Boston Harbor. In addition, we have been, and will continue to be further, negatively impacted by related developments, including heightened governmental regulations and travel advisories, including recommendations by the U.S. Department of State and the Centers for Disease Control and Prevention, and travel bans and restrictions, each of which has impacted, and is expected to continue to significantly impact, the casino resort industry.

Our casino operations in Macau were closed for a 15-day period in February 2020 and resumed operations on a reduced basis on February 20, 2020. On March 20, 2020, our casinos’ operations were fully restored; however certain health safeguards, such as limiting the number of seats per table game, slot machine spacing, temperature checks, mask protection, and health declarations remain in effect at the present time. Visitation to Macau has meaningfully decreased since the outbreak of COVID-19, driven by outbreak’s strong deterrent effect on travel and social activities, the Chinese government’s suspension of its visa and group tour schemes that allow mainland Chinese residents to travel to Macau, measures, travel and entry restrictions in Macau, Hong Kong and certain cities and regions in mainland China, the suspension of ferry services and other modes of transportation with Macau and regionally, and most recently, the ban on entry or enhanced quarantine requirements, depending on the person’s residency and there recent travel history, for any Macau residents, PRC citizens, Hong Kong residents and Taiwan residents attempting to enter Macau. Persons who are not residents of Greater China are barred from entry to Macau at this time.

We cannot predict when any of our closed properties will be able to reopen, the conditions upon which such reopening may occur, and the effects of any such conditions. Moreover, even once travel advisories and restrictions are lifted, demand for casino resorts may remain weak for a significant length of time and we cannot predict if and when our properties will return to pre-outbreak demand or pricing. In particular, demand for casino resorts may be negatively impacted by the adverse changes in the perceived or actual economic climate, including higher unemployment rates, declines in income levels and loss of personal wealth resulting from the impact of COVID-19. In addition, we cannot predict the impact COVID-19 will have on our partners, such as tenants, travel agencies, suppliers and other vendors. We may be adversely impacted as a result of the adverse impact our partners suffer.

As a result of all of the foregoing, we may be required to raise additional capital in the future and our access to and cost of financing will depend on, among other things, global economic conditions, conditions in the global financing markets, the availability of sufficient amounts of financing, our prospects and our credit ratings. If our credit ratings were to be downgraded, or general market conditions were to ascribe higher risk to our rating levels, our industry, or us, our access to capital and the cost of any debt financing will be further negatively impacted. In addition, the terms of future debt agreements could include more restrictive covenants, or require incremental collateral, which may further restrict our business operations or be unavailable due to our covenant restrictions then in effect. There is no guarantee that debt financings will be available in the future to fund our obligations, or that they will be available on terms consistent with our expectations.

In addition, the COVID-19 outbreak has significantly increased economic and demand uncertainty. The current outbreak and continued spread of COVID-19 could cause a global recession, which would have a further adverse

Exhibit 99.2
impact on our financial condition and operations. Current economic forecasts for significant increases in unemployment in the U.S. and other regions due to the adoption of social distancing and other policies to slow the spread of the virus is likely to have a negative impact on demand for casino resorts once our operations resume, and these impacts could exist for an extensive period of time.

The extent of the effects of the outbreak on our business and the casino resort industry at large is highly uncertain and will ultimately depend on future developments, including, but not limited to, the duration and severity of the outbreak, the length of time it takes for demand and pricing to return and normal economic and operating conditions to resume.

The COVID-19 outbreak has had and will continue to have an adverse effect on our results of operations and the ability of our subsidiaries to pay dividends and distributions. Given the uncertainty around the extent and timing of the potential future spread or mitigation of COVID-19 and around the imposition or relaxation of protective measures, we cannot reasonably estimate the impact to our future results of operations, cash flows, or financial condition.

To the extent COVID-19 adversely affects our business, operations, financial condition and operating results, it may also have the effect of heightening many of the other risks related to our business, including, but not limited to, those relating to our high level of indebtedness, our need to generate sufficient cash flows to service our indebtedness, and our ability to comply with the covenants contained in the agreements that govern our indebtedness.